EXHIBIT 99.3

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Periodic Report on Form 8-K on January 10, 2003 (the "Report") by Travis Boats & Motors, Inc. ("Registrant"), each of the undersigned hereby certifies that, to the best of their knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                                /s/ Mark T. Walton
                                                -------------------------------
                                                Mark T. Walton,
                                                Chairman of the Board,
                                                President & Director

                                                /s/ Michael B. Perrine
                                                -------------------------------
                                                Michael B. Perrine,
                                                Chief Financial Officer,
                                                Treasurer and Secretary